Exhibit 31.2
CERTIFICATION PURSUANT TO RULE 15D-14 OF THE SECURITIES EXCHANGE
ACT OF 1934, AS AMENDED AS ADOPTED PURSUANT TO SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002
I, Steven R. Delmar, certify that:
1.	I have reviewed this annual report on Form 10-K/A of ACE*COMM Corporation;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.
August 12, 2008

/s/ Steven R. Delmar
Steven R. Delmar
Principal Financial Officer